FOR IMMEDIATE RELEASE

February 21, 2012

Greektown Shareholder Seeks to Nominate Directors

DETROIT – Greektown Superholdings, Inc. (“Greektown”) today announced that a letter had been sent to the Chairman of its Nominating Committee from Brigade Leveraged Capital Structures Fund Ltd. and Brigade Leveraged Capital Structures Offshore Ltd. (the “Funds”), advising that the Funds have identified three individuals whom they believe would help the Company to enhance shareholder value and that the Funds would like to propose those three individuals for nomination to the Board of Directors of Greektown at the 2012 Annual Meeting of Stockholders. The Shareholders Meeting is scheduled to be held on May 8, 2012. The Funds propose a meeting with the Nominating Committee this week to discuss their slate of candidates. Neither Greektown’s Board nor its Nominating Committee has yet had an opportunity to consider this proposal.

 The Funds have previously been afforded an institutional investor waiver by the Michigan Gaming Control Board. In their letter, the Funds have further advised that they have filed an application with the Michigan Gaming Control Board for a finding of suitability under Section 206(c) (3) of the Michigan Gaming Control Act (“MGCA”).

 According to the latest filings made by the Funds with the Securities Exchange Commission, the Funds beneficially own approximately 15% of the outstanding capital stock of the Company( inclusive  of warrants beneficially owned by the Funds), which represents approximately  7% of the aggregate voting power of Greektown’s outstanding capital stock.

About Greektown Superholdings, Inc.

Greektown Superholdings, Inc. operates, through its subsidiaries, the Greektown Casino-Hotel. Located in the heart of Detroit’s Greektown Dining and Entertainment District, Greektown Casino-Hotel opened on November 10, 2000. Greektown Casino-Hotel offers such amenities as the International Buffet, Eclipz Lounge, Shotz Sports Bar & Grill, Bistro 555 and a VIP lounge for players. Greektown Casino-Hotel opened its 400-room hotel tower in February 2009 and recently became the first Michigan casino to debut a smartphone application. For more information, visit greektowncasinohotel.com.

Safe Harbor Statement

Certain statements in this press release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and may include, but are not limited to, statements about capitalization and performance of Greektown. All forward-looking statements involve risks and uncertainties. All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “anticipate,” “expect,” “will,” “continue,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in other press releases, written statements or documents filed with the Securities and Exchange Commission are subject to known and unknown risks, uncertainties and contingencies. Many of these risks, uncertainties and contingencies are beyond Greektown’s control, and may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. Factors that might affect such forward-looking statements include, among other things, general economic and business conditions, competitive conditions (including the opening of new casinos and the potential legalization of Internet gambling in the United States), and ability to service indebtedness as well as those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Greektown. Any forward-looking statements in this release speak only as of the date of this release, and Greektown undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

Media Contact:

Greektown Superholdings, Inc.

Lloryn Love

313-223-2999, ext. 5455

llove@greektowncasino.com

Investor Contact:

Greektown Superholdings, Inc.

Glen Tomaszewski

Senior Vice President and Chief Financial Officer

313-223-2999, ext. 5458

gtomaszewski@greektowncasino.com